EXHIBIT 10.3

                              AMENDMENT AGREEMENT


                                                              January 31, 2000


United Retail Group, Inc.
United Retail Incorporated
365 West Passaic Street
Rochelle Park, NJ 07662

Gentlemen:

We refer to (1) the Financing Agreement dated August 15, 1997 by and among United Retail Group, Inc. ("URGI"), United Retail Incorporated ("URI") The CIT Group/Business Credit, Inc. as Agent and Lender ("CITBC")and FirsTrust Bank as Lender, as amended (the "Financing Agreement"), (2) the Guaranty dated August 15, 1997 executed by URGI and URI in favor of the Agent and the Lenders, as amended ("Borrower Guaranty"), and (3) the Pledge and Security Agreement executed by URGI in favor of CITBC, as amended (the "Collateral Pledge"). Capitalized terms used herein and defined in the Financing Agreement shall have the meanings set forth in said Financing Agreement unless otherwise specifically defined herein.

URGI has advised CITBC that it has formed a wholly owned indirect subsidiary named Cloudwalkers, Inc. ("Cloudwalkers") and has requested that CITBC extend Revolving Loans to Cloudwalkers and/or assist Cloudwalkers in opening Letters of Credit under the Financing Agreement on the same terms as Revolving Loans and Letters of Credit are made available to the Companies thereunder.

Subject to and in accordance with the terms, provisions and conditions hereof, the Agent and the Lenders have agreed to extend such Revolving Loans and Letters of Credit to Cloudwalkers. In furtherance thereof, the Financing Agreement shall be, and hereby is, amended as follows:

      (1) Effective immediately, the term "Companies" as used in the Financing Agreement shall also include without limitation Cloudwalkers. Cloudwalkers by its signature below hereby adopts, ratifies, confirms, agrees to be bound by and comply with all of the terms, provisions and conditions of the Financing Agreement as if Cloudwalkers had been an original signatory thereto;

      (2) CITBC specifically confirms its agreement to: (a) make Revolving Loans to Cloudwalkers subject to and in accordance with all of the terms, provisions, conditions and limitations of Section 3, Paragraph 1 of the Financing Agreement; and (b) assist Cloudwalkers in opening Letters of Credit subject to and in accordance with all of the terms, provisions, conditions and limitations of Section 4, Paragraph 1 of the Financing Agreement.

      (3)   Cloudwalkers specifically confirms:

            (a) its grant to the Agent for the benefit of the Lenders of a lien upon and security interest in all of Cloudwalkers now owned and hereafter acquired Collateral, including but not limited to, all Inventory, Accounts, Documents of Title, and Other Collateral, all in accordance with the terms and provisions of Section 5 of the Financing Agreement;

            (b) its agreement to be bound by and comply with each of the representations, warranties and covenants contained in
                  Section 6 of the Financing Agreement;

            (c) its agreement to pay interest on its Obligations under the Financing Agreement at the rate set forth in Section 7 of the Financing Agreement, and further confirms its agreement to pay all other fees and/or expenses as more fully described in said Section;

            (d) its agreement to grant to the Agent for the benefit of the Lenders all of the powers set forth in Section 8 of the Financing Agreement;

            (e) its agreement to grant to the Agent for the benefit of the Lenders all of the rights and remedies enumerated under Sections 9 and 10 of the Financing Agreement; and

            (f) its agreement to the various provisions and waivers more fully set forth in Section 11 of the Financing Agreement.

      (4)   It is further agreed that:

            (a) The term "Obligations" as used in the Financing Agreement shall also include, without limitation, all indebtedness, liabilities and obligations of Cloudwalkers to the Agent and the Lenders.

            (b) All Obligations of Cloudwalkers shall be and hereby are secured by a lien upon and security interest in all Collateral (as defined in the Financing Agreement).

            (c) The extension of Revolving Loans and/or Letters of Credit to Cloudwalkers shall be conditioned upon:

                  (i) Cloudwalkers signing below to confirm that Cloudwalkers shall be, and hereby is, added as a signatory to the Borrower Guaranty, and that all references therein to "Companies" and/or "the undersigned" shall also include Cloudwalkers. By its signature below Cloudwalkers specifically adopts, ratifies and confirms the Borrower Guaranty in all respects as if Cloudwalkers had been an original signatory thereto and further confirms its guaranty of payment of the Obligations of and URI and URGI to the Agent and the Lenders, all in accordance with the terms and provisions of said Borrower Guaranty.

                  (ii) URGI and URI signing below to confirm that the term "Obligations" as defined in the Borrower Guaranty shall also include without limitation all indebtedness, liabilities and obligations of Cloudwalkers to the Agent and the Lenders.

                  (iii) URGI signing below to confirm that the term
                        "Secured Obligations" as used in the Collateral Pledge and any other pledge and/or security agreements executed by URGI in favor of the Agent and the Lenders shall also include, without limitation, all indebtedness, liabilities and obligations of Cloudwalkers to the Agent and the Lenders.

                  (iv) The Agent shall have received tax, judgment and Uniform Commercial Code searches satisfactory to the Agent for all locations presently occupied or used by Cloudwalkers.

                  (v) Cloudwalkers shall have delivered to the Agent evidence satisfactory to the Agent that casualty insurance policies listing the Agent as loss payee or mortgagee, as the case may be, with respect to the Collateral of Cloudwalkers are in full force and effect, all as set forth in Section 6, Paragraph 5 of the Financing Agreement.

                  (vi) Any documents (including without limitation, financing statements) required to be filed in order to create, in favor of the Agent for the benefit of the Lenders a first and exclusive perfected security interest in the Collateral of Cloudwalkers (subject only to Permitted Encumbrances) with respect to which a security interest may be perfected by a filing under the U.C.C. shall been properly filed in each office in each jurisdiction required in order to create in favor of the Agent for the benefit of the Lenders a perfected lien on the Collateral of Cloudwalkers. The Agent shall have received acknowledgment copies of all such filings (or, in lieu thereof, the Agent shall have received other evidence satisfactory to the Agent that all such filings have been made); and the Agent shall have received evidence that all necessary filing fees and all taxes or other expenses related to such filings have been paid in full.

                  (vii) The Agent shall have received a copy of the resolutions of Cloudwalkers authorizing the execution, delivery an performance of (x) this Amendment Agreement, and (y) any related agreements, certified by the Secretary or Assistant Secretary of Cloudwalkers as of the date hereof, together with a certificate of the Secretary or Assistant Secretary of Cloudwalkers as to the incumbency and signature of the officers of Cloudwalkers executing such agreements and certificate or other documents to be delivered by them pursuant hereto, together with evidence of the incumbency of such Secretary or Assistant
                        Secretary.

                 (viii) The Agent shall have received (x) a copy of the
                        Articles of Organization of Cloudwalkers certified by the Secretary of State of its organization, and
                        (y) a copy of the Bylaws (as amended through the date hereof) of Cloudwalkers certified by its Secretary or Assistant Secretary.

                  (ix) The Agent shall have received an executed Officer's Certificate of the Companies satisfactory in form and substance to the Agent, certifying that (i) the representations and warranties contained herein are true and correct in all material respects on and as of the date hereof; (ii) the Companies are in compliance with all of the terms and provisions set forth herein; and (iii) no Default or Event of Default has occurred.

                  (x) No Default, Event of Default or material adverse change in the financial condition, business, prospects, profits, operations or assets of Cloudwalkers or the other Companies shall have occurred.

                  (xi) The Agent shall have completed to the satisfaction of the Agent an examination and verification of the Accounts, Inventory, books and records of Cloudwalkers.

                  (xii) Cloudwalkers shall have executed and delivered to
                        the Agent a Revolving Loan Promissory Note.

                 (xiii) All parties to the Amended and Restated Letter of
                        Credit Agreement shall have executed an amendment and consent to the inclusion of Cloudwalkers thereunder.

                  (xiv) The Agent shall have received an opinion of counsel
                        to Cloudwalkers, and the other Companies (in form and substance satisfactory to the Agent) opining, inter alia, that, subject to the i) filing, priority and remedies provisions of the Uniform Commercial Code, ii) the provisions of the Bankruptcy Code, insolvency statutes or other like laws, iii) the equity powers of a court of law and
                        iv) such other matters as may be agreed upon with the Agent; (A)(a) this Amendment to Financing Agreement, and (b) all other loan documents of Cloudwalkers and the Companies are x) valid, binding and enforceable according to their terms,
                        y) are duly authorized and z) do not violate any terms, provisions, representations or covenants in the articles of organization, charter or by-laws of Cloudwalkers and the Companies or, to the best knowledge of such counsel, of any loan agreement, mortgage, deed of trust, note, security or pledge agreement or indenture to which Cloudwalkers or the Companies is a signatory or by which they or their assets are bound.

Except as set forth herein no other waiver of or change in the terms or provisions of the Financing Agreement, Borrower Guaranty, or the Collateral Pledge is intended or implied. If the foregoing is in accordance with your understanding of our agreement, kindly so indicate by signing and returning the enclosed copy of this letter.

                                 Very truly yours,

                                 THE CIT GROUP/BUSINESS CREDIT, INC., as
                                 Agent and Lender

                                 By: /s/  Karen Hoffman
                                     ---------------------------------------
                                 Title: Vice President

                                 FIRSTRUST BANK, as Lender

                                 By: /s/  Kent Nelson
                                     ---------------------------------------
                                 Title: Vice President


Read and Agreed to:

UNITED RETAIL GROUP, INC.

By:  /s/ Jon Grossman
   ------------------------------
Title:  Vice President - Finance


UNITED RETAIL INCORPORATED

By: /s/ Kenneth P. Carroll
   ------------------------------
Title: President


CLOUDWALKERS, INC.

By:  /s/ George R. Remeta
   ------------------------------
Title: President